Exhibit 13
                                 CERTIFICATIONS

I, Tor Olav Troim, Director and President and Kate Blankenship, Director and Secretary of CalPetro Tankers (Bahamas III) Limited (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 20-F of the Company for the annual period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                          /s/ Tor Olav Troim
                                                          ----------------------
                                                          Tor Olav Troim
                                                          Director and President


                                                          /s/ Kate Blankenship
                                                          ----------------------
                                                          Kate Blankenship
                                                          Director and Secretary

                                                          Date: June 30, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.